EXHIBIT 23.1 CONSENT OF FELDMAN SHERB HOROWITZ & CO., P.C.

                         Consent of Independent Auditors

     We consent to the use in this Registration Statement on Form SB-2 of our report dated April 14, 2000 relating to the financial statements of CeleXx Corporation as of December 31, 1999 and for the years ended December 31, 1999 and 1998 and the reference to our firm under the caption 'Experts' in this Registration Statement.

                                          /s/ Feldman Sherb Horowitz & Co., P.C.
                                              Feldman Sherb Horowitz & Co., P.C.
                                              Certified Public Accountants

New York, New York
June 15, 2000





                         Consent of Independent Auditors

         We consent to the use in this Registration Statement on Form SB-2 of our report dated June 2, 2000 relating to the financial statements of Computer Market Place, Inc. as of February 29, 2000 and for the years ended February 29, 2000 and February 28, 1999 and the reference to our firm under the caption 'Experts' in this Registration Statement.

                                          /s/ Feldman Sherb Horowitz & Co., P.C.
                                              Feldman Sherb Horowitz & Co., P.C.
                                              Certified Public Accountants

New York, New York
June 15, 2000



                                       40